UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2019 (September 11, 2019)

Bat Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 8.01 Other Events.

Nasdaq Compliance

On September 16, 2019, Bat Group, Inc. (the “Company”) received a written notification from the NASDAQ Stock Market Listing Qualifications Staff (the “Staff”) indicating that the Company has regained compliance with the shareholder approval requirements set forth in Listing Rule 5635(d) and the Listing of Additional Shares notification requirements under Listing Rule 5250(e)(2)(D) for continued listing on the NASDAQ Capital Market based on the Staff’s review of the Company’s submitted materials.

Formation of Risk Committee

As disclosed in the Company’s Current Report on Form 8-K dated July 18, 2019, the Company agreed to adopt and maintain certain corporate governance reforms (the “Reforms”) for at least three years following the final order and judgment approving the settlement of the shareholder derivative action on July 11, 2019.

As part of the Reforms, on September 11, 2019, the board of directors of the Company (the “Board’) adopted a resolution formally designating its Audit Committee to act concomitantly as a Risk Committee. The Risk Committee’s duties shall specifically include:

•	Meeting at least twice annually, in executive sessions at which management directors are not present;
•	Monitoring the Company and employee compliance with all risk assessment and reporting procedures;
•	Identifying material risks relating to the Company’s internal controls, as well as relevant considerations relating to the Company’s disclosures of these risks; and
•	Monitoring annual training sessions for the Board covering the following topics:
o	Corporate governance;
o	Risk assessment; and
o	Public company reporting.

The Risk Committee shall consist of Kecen Liu, Siyuan Zhu, and Jialin Cui, where Ms. Siyuan Zhu serves as the chairwoman. All members of our Risk Committee are qualified as independent under the current definition promulgated by The Nasdaq Stock Market LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAT GROUP, INC.

Date: September 17, 2019	By:	/s/ Jiaxi Gao
	Name:	Jiaxi Gao
	Title:	Chief Executive Officer

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